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                                                                    Exhibit 10.3

                       FIFTH AMENDMENT TO CREDIT AGREEMENT

         This Fifth Amendment to Credit Agreement is made as of the 30th day of June, 1998 by and among

         National Propane, L.P (the "Borrower")., a Delaware limited partnership, with its principal executive offices at Suite 1700, IES Tower, 200 1st Street, S.E., P.O. Box 2067, Cedar Rapids, Iowa 52401-2067

         The lenders and other financial institutions which are now or may hereafter become a party to the Credit Agreement (the "Lenders"),

         BankBoston, N.A. (f/k/a The First National Bank of Boston), as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"), and in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

                                   WITNESSETH

         WHEREAS, the Borrower, the Lenders, the Administrative Agent and BancAmerica Robertson Stephens, as Syndication Agent have entered into a Credit Agreement dated as of June 26, 1996 (as amended and in effect, the "Credit Agreement"); and

         WHEREAS, BancAmerica Robertson Stephens has resigned as Syndication Agent; and

         WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be further amended as provided herein, and the Administrative Agent and the Lenders are willing to do so.

         NOW THEREFORE, it is hereby agreed as follows:

         1. Definitions: All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement.

         2. Amendment to Article I. The provisions of Section 1.01 of the Credit Agreement are hereby amended

         a. By amending the definition of "Available Cash" by adding the words "and, for purposes of Section 6.04 only, except for Permitted Triarc Prepayments" at the end of the second proviso thereto on the 24th line of such definition.

         b. By amending the definition of "Consolidated Cash Flow" as follows:

                        (i) by adding the words "other than, for purposes of Sections 6.04 and 6.31 only, accrued interest paid in cash as part of any Permitted Triarc Prepayments" at the end of clause (iii) thereof; and

                       (ii)    by adding the following immediately after clause
(iv) as follows:

                               plus (v) for purposes of Sections 6.04 and
                               6.31 only, all cash proceeds received by the Borrower on account of Permitted Triarc Prepayments; plus (vi) for purposes of Sections 6.04 and 6.31 only, and for Reference Periods from and after June 30, 1998 only, an amount equal to the lesser of
                               (A) $1,200,000.00 or (B) the






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                               actual bank, legal, consent and advisory
                               fees incurred by the Borrower in connection with the Fifth Amendment to this Credit Agreement, Amendment No. 1 to the Note Agreement and Amendment No. 1 to the Mortgage Notes, in each case which are deducted in the determination of Consolidated Net Income, less (vii) the aggregate Restricted Payments made on the Borrower's partnership interests or directly or indirectly (through the Public Partnership) to the holders of the common units of the Public Partnership, in either case from the cash proceeds received on account of Permitted Triarc Prepayments. For purposes of this clause (vii), payments made on account of the Borrower's partnership interests and to the holders of the common units of the Public Partnership shall be deemed made from, and to the extent of, the cash proceeds received on account of Permitted Triarc Prepayments.

         c. By amending the definition of "Consolidated Interest Expense" by adding the following after the words "Capital Lease Obligations" in the fifth line thereof:

                               , but excluding, for purposes of Section
                               6.04 hereof, an amount equal to the lesser of (A) $1,200,000.00 or (B) the actual bank, legal, consent and advisory fees incurred by the Borrower in connection with the Fifth Amendment to this Credit Agreement, Amendment No. 1 to the Note Agreement and Amendment No. 1 to the Mortgage Notes, in each case only to the extent accounted for as interest expense in accordance with GAAP,

         d. By amending the definition of "Net Working Capital" by adding the following at the end of clause (a) thereof:

                           plus, for Reference Periods from and after June 30, 1998 only, an amount equal to the lesser of (i) $1,200,000.00 or (ii) the actual bank, legal, consent and advisory fees incurred by the Borrower in connection with the Fifth Amendment to this Credit Agreement, Amendment No. 1 to the Note Agreement and Amendment No. 1 to the Mortgage Notes, in each case which have been paid by the Borrower and only to the extent deducted in the determination of Net Working Capital.

         e. By adding the following new definitions:

                           "Increased Market Cost Conditions": shall mean such time as the average price of propane determined for any ten (10) consecutive Business Days in the Conway, Kansas or Mont Belvieu, Texas market, as published by Oil Price Information Services (or, if such service discontinues publication of such prices, by such other service selected by the Borrower and reasonably acceptable to the Administrative Agent) has increased from the price so reflected as of the date of the Fifth Amendment to this Credit Agreement by more than thirty percent (30%).

                           "Permitted Triarc Prepayments": shall mean cash payments received by the Borrower between June 30, 1998 and February 15, 1999 on account of the Triarc Note consisting of (i) principal in an amount not to exceed

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                           $10,000,000.00 in the aggregate, and (ii) accrued
                           interest on the amount of any such principal prepayments. For purposes of this Agreement, any Permitted Triarc Prepayments received by the Borrower on or before August 14, 1998 shall be deemed to have been received on June 30, 1998.

                           "Reinstatement Event": shall mean such time as no Default or Event of Default exists under the Credit Agreement and other Loan Documents, provided that, in making such determination, Consolidated Cash Flow shall be calculated without regard to the provisions of clause (v) of the definition thereof (i.e. the amount of the Permitted Triarc Prepayments shall not be included in the calculation thereof).

         3. Amendments to Article II. The provisions of Article II of the Credit Agreement are hereby amended as follows:

         a. By adding the following subparagraphs to Section 2.09 of the Credit Agreement:

                           (e) Effective June 30, 1998, the Tranche A Revolving Credit Commitments shall be reduced to $10,000,000.00 in the aggregate. The Tranche A Revolving Credit Commitments may be increased (i) to $15,000,000.00 in the aggregate upon the occurrence of the Reinstatement Event, or (ii) to an amount, if any, determined by the Lenders, in their discretion, not to exceed $15,000,000.00 in the aggregate upon the occurrence of the Increased Market Cost Conditions. The Lenders agree to negotiate in good faith for the increase in the Tranche A Revolving Credit Commitments upon the occurrence of the Increased Market Cost Conditions (nothing contained herein being deemed, however, the agreement of the Administrative Agent or the Lenders to increase such Tranche A Revolving Credit Commitments upon the occurrence of the Increased Market Cost Conditions).

                           (f) Effective June 30, 1998, the Tranche B Revolving Credit Commitments shall be reduced to $12,997,000.00 in the aggregate. The reduction of the Tranche B Revolving Credit Commitments may not be reinstated.

         b. By relettering subparagraph (e) of Section 2.09 as subparagraph (g).

         4. Amendments to Article V. The provisions of Section 5.02(c) of the Credit Agreement are hereby amended by deleting the words "together with the delivery of financial statements pursuant to paragraphs (a) and (b) of this
Section 5.02" at the beginning thereof and substituting the words "monthly, within 20 days at the end of each month" in its stead.

         5. Amendments to Article VI. The provisions of Article VI of the Credit Agreement are hereby amended as follows:

         a. The provisions of Section 6.04 of the Credit Agreement are hereby amended by adding the following after clause (d) thereof:

                           and (e) no Restricted Payments shall be made on its partnership interests or directly or indirectly (through the Public Partnership) to the holders of the common units of the Public Partnership from the cash proceeds

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                           received on account of Permitted Triarc Prepayments
                           except for Restricted Payments to such common unit holders publicly announced and payable with respect to the quarters ending June 30, 1998, September 30, 1998 and December 31, 1998.

         b. The provisions of Section 6.31 of the Credit Agreement are hereby amended by adding the following at the end thereof:

                           For purposes of calculating Consolidated Cash Flow pursuant to this Section 6.31, there shall be included all Permitted Triarc Prepayments (regardless of whether the calculation is made under clause (i) or (ii), above); however, each Permitted Triarc Prepayment shall be included only for the twelve month period after receipt of such payment by the Borrower.

         6. Consent to Other Amendments. The Lenders hereby consent to Amendment No. 1 to the Note Agreement and Amendment No. 1 to the Mortgage Notes in the form annexed hereto as Exhibit "A" and to the amendment of the Triarc Note in the form annexed hereto as Exhibit "B" and waive any Defaults or Events of Default which otherwise would have arisen from the execution and performance thereof by the Borrower and Triarc.

         7. Conditions to Effectiveness. This Fifth Amendment to Credit Agreement shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent:

         a. This Fifth Amendment to Credit Agreement shall have been duly executed and delivered by the Borrower, the Administrative Agent, the Syndication Agent and the Lenders, and shall be in full force and effect. The Administrative Agent shall have received a fully executed copy hereof and of each other document required hereunder.

 .
         b. All action on the part of the Borrower necessary for the valid execution, delivery and performance by the Borrower of this Fifth Amendment shall have been duly and effectively taken and shall be satisfactory in form and substance to the Administrative Agent and its counsel.

         c. The representations and warranties set forth in Sections 8b. and 8c. hereof shall be true and correct.

         d. The Administrative Agent shall have received an opinion of counsel to the Borrower reasonably satisfactory to the Administrative Agent and its counsel.

         e. The Administrative Agent shall have received, for the account of the Lenders, an amendment fee in an amount equal to the greater of (i)$250,000.00 or (ii) (A) the same percentage fee paid to the Noteholders to obtain their consent hereto and amendment or waiver of the Note Agreement, multiplied by (B) the aggregate of the Commitments, as reduced by this Fifth Amendment.

         f. The Borrower shall have paid to the Administrative Agent all other fees and expenses then due and owing pursuant to the Credit Agreement, as modified hereby, including, without limitation, reasonable attorneys' fees incurred by the Administrative Agent and the Lenders.

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         g.       The Noteholders shall have consented to this Fifth Amendment and shall have entered into Amendment No. 1 to the Note Agreement and Amendment No. 1 to the Mortgage Notes in the form annexed hereto as Exhibit "A".

         h. The Triarc Note shall have been amended in the form annexed hereto as Exhibit "B" and the Noteholders shall have consented thereto.

         i. Taking into account the amendments contained herein, no Default or Event of Default shall have occurred and be continuing.

         j. The Borrower shall have provided such additional instruments and documents to the Administrative Agent as the Administrative Agent and its counsel may have reasonably requested.

         8.       Miscellaneous.

         a. Except as provided herein, all terms and conditions of the Credit Agreement remain in full force and effect.
                  Except as herein provided, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lender, the Administrative Agent or the other Secured Parties under the Credit Agreement or any other Loan Document, nor shall they constitute a waiver of any Default or Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document. Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to by such amendment. As used in the Credit Agreement, the terms "Agreement", "herein", "hereinafter", "hereunder", "hereto", and words of similar import shall mean the Credit Agreement as amended hereby.

         b. The Borrower hereby represents that, taking into account the amendments contained herein, all of the representations, warranties and covenants contained in the Credit Agreement and other Loan Documents are true and correct in all material respects (except to the extent that such representations and warranties expressly relate to an earlier date, in which case, such representations and warranties are true and correct in all material respects on and as such earlier date).

         c.       The Borrower further represents that

                        (i) The execution, delivery and performance by the Borrower of this Fifth Amendment will not (A) violate (1) any provision of law, statute, rule or regulation, (2) any provision of the agreement of limited partnership of the Borrower, (3) any order of any Governmental Authority, or (4) subject to the approval of this Fifth Amendment by the Required Holders under the Note Agreement, the provision of any indenture, agreement or other instrument to which the Borrower or any of the Loan Parties is a party or which any of them or their property may be bound, (B) subject to the approval of this Fifth Amendment by the Required Holders under the Note Agreement, be in conflict with, result

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                               in a breach of or constitute (alone or with
                               notice lapse of time or both) a default or give rise to increased, additional, accelerated or guaranteed rights of any person under any such indenture, agreement or other instrument, or (C) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Borrower or any of the other Loan Parties.

                       (ii) The execution delivery and performance of this Fifth Amendment have been duly authorized by the Borrower.

                      (iii) On the date hereof and after giving effect hereto, no Default or Event of Default has occurred and is continuing.

                       (iv) This Fifth Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms.

         d. The Borrower further acknowledges and agrees that it does not currently have any offsets, defenses, or counterclaims against the Administrative Agent, the Syndication Agent or the Lenders under the Credit Agreement or the other Loan Documents.

         e. This Fifth Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered, each shall be an original, and all of which together shall constitute one instrument.

         f. This Fifth Amendment expresses the entire understanding of the parties with respect to the matters set forth herein and supersedes all prior discussions or negotiations hereon or any writings with respect to the subject matter hereof.

         g. THIS FIFTH AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES OF SUCH STATE.

         IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be executed and their seals to be hereto affixed as the date first above written.

                                                "Borrower"
                                          NATIONAL PROPANE, L.P.

                                          By:      NATIONAL PROPANE
                                          CORPORATION
                                          its managing general partner

                                          By: /s/ R. Brooks Sherman, Jr.
                                              ___________________________
                                             Name: R. Brooks Sherman, Jr.
                                             Title: Vice President and CFO

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                                        By:      NATIONAL PROPANE SGP, INC.
                                                 its general partner

                                        By: /s/ R. Brooks Sherman, Jr.
                                           ___________________________
                                           Name: R. Brooks Sherman, Jr.
                                           Title: Vice President and CFO

                                                 "Lenders"
                                           BANKBOSTON, N.A.

                                        By: /s/ Christopher Holmgren
                                           ___________________________
                                           Name: Christopher Holmgren
                                           Title: Director

                                        BANK OF AMERICA NT & SA

                                        By: /s/ Daryl S. Patterson
                                            ___________________________
                                            Name: Daryl S. Patterson
                                            Title: Vice President

                                        UNION BANK OF CALIFORNIA

                                        By: /s/ Walter M. Roth
                                            ___________________________
                                            Name: Walter M. Roth
                                            Title: Vice President

                                                "Administrative Agent"
                                        BANKBOSTON, N.A.

                                        By: /s/ Christopher Holmgren
                                            ___________________________
                                            Name: Christopher Holmgren
                                            Title: Director


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